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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


      Date of Report (Date of earliest event reported): SEPTEMBER 14, 2001


                            BOSTON PROPERTIES, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                       1-13087                 04-2473675
(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)


                         800 BOYLSTON STREET, SUITE 400
                       BOSTON, MASSACHUSETTS  02109-8001
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (617) 236-3300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     On September 14, 2001, Boston Properties, Inc. (the "Company") issued a press release announcing a stock repurchase program. A copy of the press release issued by the Company on September 14, 2001 announcing the stock repurchase program is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.
     ------------

     99.1 Press Release, dated September 14, 2001, announcing the Company's stock repurchase program.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 15, 2001

                                       BOSTON PROPERTIES, INC.


                                       /s/  William J. Wedge
                                       --------------------------
                                       By:  William J. Wedge
                                            Senior Vice President